BLACKROCK FUNDS V

BlackRock Low Duration Bond Portfolio

(the “Fund”)

Investor A1 Shares

Supplement dated November 24, 2020 to the

Summary Prospectus of the Fund, dated February 6, 2020, and

Prospectus of the Fund, dated January 28, 2020,

as amended and/or supplemented to date

On November 19, 2020, the Board of Trustees of BlackRock Funds V approved the appointment of BlackRock (Singapore) Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock (Singapore) Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock (Singapore) Limited as the sub-adviser of the Fund is effective as of November 24, 2020.

The following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The second and third sentences in the section of the Summary Prospectus entitled “Key Facts About BlackRock Low Duration Bond Portfolio—Investment Manager” and the second and third sentences in the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Low Duration Bond Portfolio—Investment Manager” are deleted in their entirety and replaced with the following:

The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

The second sentence of the second paragraph in the section of the Prospectus entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock International Limited (“BIL”), sub-adviser to each Fund, and BlackRock (Singapore) Limited (“BRS”), sub-adviser to the Low Duration Fund, are registered investment advisers organized in 1995 and 2000, respectively.

The following is added as the ninth paragraph in the section of the Prospectus entitled “Management of the Funds—BlackRock”:

BlackRock has entered into a sub-advisory agreement with BRS, an affiliate of BlackRock, with respect to the Low Duration Fund. Under the sub-advisory agreement, BlackRock pays BRS for services it provides for that portion of the Low Duration Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement with respect to the Low Duration Fund.

The thirteenth paragraph in the section of the Prospectus entitled “Management of the Funds—BlackRock” is supplemented as follows:

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BRS with respect to the Low Duration Fund will be included in the Fund’s semi-annual shareholder report for the period ending March 31, 2021.

Shareholders should retain this Supplement for future reference.

PR2-LOWD-PRI-1120SUP